                                                                SUB-ITEM 77Q1(A)

                                 AMENDMENT NO. 8
                             TO AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                                AIM GROWTH SERIES

          This Amendment No. 8 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Growth Series (the "Trust") amends, effective November 4, 2009, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

          WHEREAS, the Trust desires to amend the Agreement to change the name of AIM Independence Now Fund, AIM Independence 2010 Fund, AIM Independence 2020 Fund, AIM Independence 2030 Fund, AIM Independence 2040 Fund and AIM Independence 2050 Fund to AIM Balanced-Risk Retirement Now Fund, AIM Balanced-Risk Retirement 2010 Fund, AIM Balanced-Risk Retirement 2020 Fund, AIM Balanced-Risk Retirement 2030 Fund, AIM Balanced-Risk Retirement 2040 Fund and AIM Balanced-Risk Retirement 2050 Fund, respectively;

          NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. All references to AIM Independence Now Fund, AIM Independence 2010 Fund, AIM Independence 2020 Fund, AIM Independence 2030 Fund, AIM Independence 2040 Fund and AIM Independence 2050 Fund in the Agreement shall be changed to AIM Balanced-Risk Retirement Now Fund, AIM Balanced-Risk Retirement 2010 Fund, AIM Balanced-Risk Retirement 2020 Fund, AIM Balanced-Risk Retirement 2030 Fund, AIM Balanced-Risk Retirement 2040 Fund and AIM Balanced-Risk Retirement 2050 Fund, respectively.

     2. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     3. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     4. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of November 4, 2009.


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Name: John M. Zerr
                                        Title: Senior Vice President

                                    EXHIBIT 1

                                   "SCHEDULE A
                                AIM GROWTH SERIES
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                      CLASSES OF EACH PORTFOLIO
---------                                     --------------------------
AIM Balanced-Risk Retirement Now Fund         Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class Y Shares
                                              Institutional Class Shares

AIM Balanced-Risk Retirement 2010 Fund        Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class Y Shares
                                              Institutional Class Shares

AIM Balanced-Risk Retirement 2020 Fund        Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class Y Shares
                                              Institutional Class Shares

AIM Balanced-Risk Retirement 2030 Fund        Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class Y Shares
                                              Institutional Class Shares

AIM Balanced-Risk Retirement 2040 Fund        Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class Y Shares
                                              Institutional Class Shares

AIM Balanced-Risk Retirement 2050 Fund        Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class Y Shares
                                              Institutional Class Shares

PORTFOLIO                                      CLASSES OF EACH PORTFOLIO
---------                                     --------------------------
AIM Basic Value Fund                          Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class Y Shares
                                              Institutional Class Shares

AIM Conservative Allocation Fund              Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class S Shares
                                              Class Y Shares
                                              Institutional Class Shares

AIM Global Equity Fund                        Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class Y Shares
                                              Institutional Class Shares

AIM Growth Allocation Fund                    Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class S Shares
                                              Class Y Shares
                                              Institutional Class Shares

AIM Income Allocation Fund                    Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class Y Shares
                                              Institutional Class Shares

AIM International Allocation Fund             Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class Y Shares
                                              Institutional Class Shares

AIM Mid Cap Core Equity Fund                  Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class Y Shares
                                              Institutional Class Shares

PORTFOLIO                                      CLASSES OF EACH PORTFOLIO
---------                                     --------------------------
AIM Moderate Allocation Fund                  Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class S Shares
                                              Class Y Shares
                                              Institutional Class Shares

AIM Moderate Growth Allocation Fund           Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class Y Shares
                                              Institutional Class Shares

AIM Moderately Conservative Allocation Fund   Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class Y Shares
                                              Institutional Class Shares

AIM Small Cap Growth Fund                     Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class Y Shares
                                              Institutional Class Shares
                                              Investor Class Shares"